Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–101.20%
Brazil–2.01%
Itau Unibanco Holding S.A., Preference Shares	105,400	$807,741
Canada–2.37%
Canadian Natural Resources Ltd.	33,988	955,896
China–6.10%
NetEase, Inc., ADR	3,510	1,125,868
Tencent Holdings Ltd.	28,000	1,329,526
		2,455,394
France–3.71%
Sanofi	8,809	849,575
TOTAL S.A.	13,185	642,514
		1,492,089
Germany–5.41%
Bayer AG	14,179	1,144,935
Volkswagen AG, Preference Shares	5,750	1,035,233
		2,180,168
India–1.84%
Kotak Mahindra Bank Ltd.	31,348	742,225
Ireland–2.60%
Ryanair Holdings PLC, ADR(a)	12,089	1,047,028
Japan–3.98%
Nintendo Co. Ltd.	1,400	518,540
Sony Corp.	15,400	1,082,440
		1,600,980
Russia–1.51%
Sberbank of Russia PJSC, ADR	38,148	608,155
South Korea–2.24%
Samsung Electronics Co. Ltd.	19,292	902,850
Spain–1.89%
Industria de Diseno Textil S.A.	22,582	759,892
Vidrala S.A.	22	2,361
		762,253
Sweden–1.62%
Autoliv, Inc.	8,529	653,577
Switzerland–3.38%
Roche Holding AG	4,040	1,359,706
Taiwan–3.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	142,000	1,519,077
Shares		Value
United Kingdom–12.62%
Melrose Industries PLC	300,223	$928,152
Rolls-Royce Holdings PLC(a)	86,499	764,636
Royal Bank of Scotland Group PLC (The)	207,845	593,743
Royal Dutch Shell PLC, Class A	35,406	925,911
Standard Chartered PLC	51,874	431,809
Standard Chartered PLC	94,461	794,062
Tesco PLC	196,389	642,076
		5,080,389
United States–46.15%
A.O. Smith Corp.	14,687	626,988
Agilent Technologies, Inc.	13,478	1,112,744
American Express Co.	9,730	1,263,635
Analog Devices, Inc.	5,986	656,963
Berkshire Hathaway, Inc., Class B(a)	5,010	1,124,394
Booking Holdings, Inc.(a)	342	626,048
Bristol-Myers Squibb Co.	11,806	743,188
Citigroup, Inc.	12,662	942,179
Colgate-Palmolive Co.	15,636	1,153,624
Delta Air Lines, Inc.	12,896	718,823
Equifax, Inc.	3,053	457,645
First Republic Bank	8,694	963,991
JPMorgan Chase & Co.	7,494	991,906
Las Vegas Sands Corp.	16,225	1,059,655
Markel Corp.(a)	748	877,382
Mastercard, Inc., Class A	3,630	1,146,862
Microsoft Corp.	7,154	1,217,825
National Oilwell Varco, Inc.	26,869	553,770
Old Dominion Freight Line, Inc.	3,486	684,058
Texas Instruments, Inc.	13,780	1,662,557
		18,584,237
Total Common Stocks & Other Equity Interests (Cost $38,219,812)		40,751,765
Money Market Funds–1.04%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(b)	148,388	148,388
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(b)	101,063	101,104
Invesco Treasury Portfolio, Institutional Class, 1.47%(b)	169,586	169,586
Total Money Market Funds (Cost $419,078)		419,078
TOTAL INVESTMENTS IN SECURITIES—102.24% (Cost $38,638,890)		41,170,843
OTHER ASSETS LESS LIABILITIES–(2.24)%		(902,067)
NET ASSETS–100.00%		$40,268,776

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying notes which are an integral part of this schedule.
Invesco Global Opportunities Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Global Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$807,741	$—	$—	$807,741
Canada	955,896	—	—	955,896
China	1,125,868	1,329,526	—	2,455,394
France	—	1,492,089	—	1,492,089
Germany	—	2,180,168	—	2,180,168
India	—	742,225	—	742,225
Ireland	1,047,028	—	—	1,047,028
Japan	—	1,600,980	—	1,600,980
Russia	608,155	—	—	608,155
South Korea	—	902,850	—	902,850
Spain	—	762,253	—	762,253
Sweden	653,577	—	—	653,577
Switzerland	—	1,359,706	—	1,359,706
Taiwan	—	1,519,077	—	1,519,077
United Kingdom	—	5,080,389	—	5,080,389
United States	18,584,237	—	—	18,584,237
Money Market Funds	419,078	—	—	419,078
Total Investments	$24,201,580	$16,969,263	$—	$41,170,843
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Global Opportunities Fund